UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
 December 17, 2008 (November 25, 2008)

________________________________

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Explanatory Note

On November 26, 2008, Norfolk Southern Corporation furnished a Form 8-K in connection with a Form of 2009 Award under the Norfolk Southern Corporation Long-Term Incentive Plan.  The Form of 2009 Award was attached as Exhibit 99 to the November 26, 2008 Form 8-K.  Norfolk Southern Corporation is filing this Form 8-K/A to make certain corrections to the award grant and expiration dates listed in that Exhibit 99, since the dates in that award were based on an incorrect date for the January 2009 Board of Directors' meeting.  Under its long-standing practice, the Compensation Committee of Norfolk Southern's Board of Directors sets the award date for the Long-Term Incentive Plan as the first day of the window period following its January meeting during which executives are permitted to trade in Norfolk Southern's securities and following the release of Norfolk Southern's financial results.  The Board of Directors meeting will occur on January 27, 2009.  Thus, the award date reflected on Exhibit 99 is corrected to read January 29, 2009, and the option expiration date in section 3(a) of the award is corrected to read January 28, 2019.  All other information provided in the November 26, 2008 Form 8-K remains unchanged. This Form 8-K/A supersedes the Form 8-K furnished on November 26, 2008 and replaces it in its entirety.

Item 1.01.  Entry into a Material Definitive Agreement

            On November 25, 2008, the Compensation Committee of the Norfolk Southern Corporation Board of Directors approved the Form of 2009 Award under the Norfolk Southern Corporation Long-Term Incentive Plan.  The Form of 2009 Award Agreement is attached hereto as an exhibit.  Under the Norfolk Southern Corporation Executive Management Incentive Plan and the Norfolk Southern Corporation Management Incentive Plan, the Committee adopted the following performance criteria for determining bonuses payable in 2010 for the 2009 incentive year: 37.5% based on pretax net income; 37.5% based on operating ratio; and 25% based on a composite of three performance measures, consisting of adherence to operating plan, connection performance, and train performance.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

            The following exhibit is furnished as part of this Current Report on Form 8-K/A:

Exhibit Number	Description
99	Form of Norfolk Southern Corporation Long-Term Incentive Plan, 2009 Award Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                            /s/ Howard D. McFadden

                                                            _________________________________

                                                            Name:  Howard D. McFadden
                                                            Title:    Corporate Secretary

Date:  December 17, 2008

                                                            EXHIBIT INDEX

Exhibit Number	Description
99	Form of Norfolk Southern Corporation Long-Term Incentive Plan, 2009 Award Agreement